EXECUTION COPY
Exhibit 10.3

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
BY AND BETWEEN
THE SELLER PARTIES IDENTIFIED HEREIN
(“Seller”)
and
MPT OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership
(“Buyer”)
Dated effective as of March 28, 2008

FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
AND ESCROW INSTRUCTIONS
     THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ESCROW INSTRUCTIONS (this “Amendment”) is made effective as of March 28, 2008 (the “Effective Date”), by and between HCP, INC. (formerly known as Health Care Property Investors, Inc.), a Maryland corporation (“HCP”), FAEC HOLDINGS (BC), LLC, a Delaware limited liability company (“FAEC”), HCPI TRUST, a Maryland real estate trust (“HCPIT”), HCP DAS PETERSBURG VA, LP, a Delaware limited partnership (“HCPDAS”), and TEXAS HCP HOLDING, L.P., a Delaware limited partnership (“THH”, and together with HCP, HCPIT, HCPDAS and FAEC collectively, “Seller”), and MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Buyer”).
RECITALS
A.	Buyer and Seller entered into that certain Agreement of Purchase and Sale dated as of March 13, 2008 (the “Purchase Agreement”), for the purchase and sale of certain properties more particularly described therein. All capitalized terms used but not defined in this Amendment shall have the same meanings as set forth in the Purchase Agreement.

B.	Buyer and Seller wish to amend the Purchase Agreement as set forth below.
AGREEMENT
          NOW, THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller agree that the Purchase Agreement is amended as follows:
1.	Closing Date. In the first sentence of Section 4.1(a) of the Purchase Agreement, “March 28, 2008” is hereby replaced with “March 31, 2008”, such that the Closing Date under the
Purchase Agreement shall be March 31, 2008.

2.	Continuity of Purchase Agreement. Except as amended by this Amendment, the Purchase Agreement remains in full force and effect and is hereby ratified and confirmed.

3.	Counterparts. This Amendment may be executed in counterparts, all such executed counterparts shall constitute the same agreement, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

4.	Electronically Transmitted Signatures. Telecopied signatures or signatures sent by electronic mail may be used in place of original signatures on this Amendment. Seller and Buyer intend to be bound by the signatures on the telecopied or electronically mailed document, are aware that the other party will rely on the telecopied or electronically mailed signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. Following any facsimile or electronic mail transmittal, the party shall promptly deliver the original instrument by reputable overnight courier in accordance with the notice provisions of the Purchase Agreement.

5.	Severabilitv. If any provision of this Amendment is determined by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Amendment shall nonetheless remain in full force and effect.

6.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without regard to any principle or rule of law that would require the application of the law of any other jurisdiction.
[Signature Pages Follow]

2

     IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the Effective Date.

SELLER:

HCP, INC., a Maryland corporation

By:	/s/ Brian J. Maas
Name:	Brian J. Maas
Its:	SVP

FAEC HOLDINGS (BC), LLC, a Delaware limited liability company

By:	HCP, INC., a Maryland corporation its Sole Member

	By:	/s/ Brian J. Maas
	Name:	Brian J. Maas
	Its:	SVP

HCP DAS PETERSBURG VA, LP, a Delaware limited partnership

By:	HCP DAS PETERSBURG VA GP, LLC, a Delaware limited liability company, its General Partner

	By:	/s/ Brian J. Maas
	Name:	Brian J. Maas
	Its:	SVP

TEXAS HCP HOLDING, L.P., a Delaware limited partnership

By:	TEXAS HCP G.P., INC., a Delaware corporation, its General Partner

	By:	/s/ Brian J. Maas
	Name:	Brian J. Maas
	Its:	SVP
Signature Page

HCPI TRUST, a Maryland real estate trust

By:	/s/ Brian J. Maas
Name:	Brian J. Maas
Its:	SVP
Signature Page

BUYER:

MPT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

By:	MEDICAL PROPERTIES TRUST, LLC, a Delaware limited liability company, its General Partner

	By:	MEDICAL PROPERTIES TRUST, INC., a Maryland corporation, its Sole Member

By:	/s/ Emmett E McLean
Name:	Emmett E McLean
Its:	Executive Vice President and COO
Signature Page